UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2007

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)

           Bermuda                       001-31468                98-0428969

(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                                Montpelier House
                                94 Pitts Bay Road
                                 Pembroke HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-5550

                                 Not applicable
          (Former name or former address, if changed since last report)
                            ------------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) On January 31, 2007, Montpelier Re Holdings Ltd. announced that Raymond Barrette has resigned as a member of the Board of Directors, with such resignation to take effect immediately. A copy of the press release issued by the Company is filed with this Current Report on Form 8-K as Exhibit 99.1, and forms part of this report.

Item 9.01.   Financial Statements and Exhibits.

     (d)     Exhibits.

             The following exhibit is furnished as part of this report:

             99.1     Press Release of the Registrant, dated January 31, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Montpelier Re Holdings Ltd.
                                      ------------------------------------------
                                                     (Registrant)

          January 31, 2007            By: /s/ Jonathan B. Kim
          ----------------            ------------------------------------------
                Date                  Name: Jonathan B. Kim
                                      Title:  General Counsel and Secretary



Index to Exhibits

Exhibit No.                Description
--------------------------------------

99.1     Press Release of the Registrant, dated January 31, 2007.